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                          U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) or the Securities Exchange Act of 1934

                          Date of Report: June 30, 2006

                       Commission File Number: 88-1485907


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                            VISION ENERGY GROUP, INC.
      (Exact name of the small business issuer as specified in its charter)

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               NEVADA                                88-0485907
     (State or other jurisdiction                 (I.R.S. Employer
   of incorporation or organization)             Identification No.)


            4333 Admiralty Way, Suite 100P, Marina Del Rey, CA 90292
                    (Address of principal executive offices)


                                  310-821-2244
                           (Issuer's telephone number)


          O'Hara Resources, LTD, 3950 E Sunset Rd., Las Vegas, NV 89102
                        (Former name and former address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events and Regulation FD Disclosure.

         On June 29, 2006 the Board of Directors and the holders of a majority of the outstanding capital stock of Vision Energy Group, Inc. ("the Company") adopted and consented to a resolution, effective July 7, 2006, by which each issued and outstanding share of Common Stock of the Company shall be changed to and converted into two (2) shares of Common Stock.

         The Company presently has 11,537,486 shares of common stock issued and outstanding.













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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this 8-K to be signed on its behalf by the undersigned, thereunto duly authorized. Vision Energy Group, Inc.


                                         BY: /s/ Russell L. Smith
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                                            Russell L. Smith, President,
                                            Chief Financial Officer and Director


Dated: This 30th day of June 2006













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